EXHIBIT 10.14

Amendment No. 8 to the

Radian Group Inc.

Global Expense Allocation and Services Agreement

This Amendment No. 8 is made and entered into as of March 21, 2023, by and among Radian

Group Inc. (the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment:

Radian Reinsurance Inc. is no longer a party to the Agreement; and

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised January 1, 2023 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated April 1, 2022 to the Agreement is hereby replaced by the Appendix No. 1, dated January 1, 2023.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 21st day of March, 2023.

Agreed and Accepted:
Radian Group Inc. Radian Guaranty Inc. Radian Insurance Inc. Radian Mortgage Assurance Inc. By:__/s/ Tami Bohm Attest: /s/ Benjamin M. Schmidt